EXHIBIT 32.2
Certification of Chief Financial Officer Pursuant to 18 U.S.C. Section 1350
as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of KAR Auction Services, Inc. (the "Company") on Form 10-K for the fiscal year ended December 31, 2022, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Scott A. Anderson, as Interim Chief Financial Officer of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1)The report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and
2)the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ SCOTT A. ANDERSON
Scott A. Anderson Interim Chief Financial Officer and Chief Accounting Officer
Date: March 9, 2023